                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): DECEMBER 20, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



         CALIFORNIA                     0-18225                  77-0059951
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
(Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number, including area code: (408) 526-4000

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ITEM 5. OTHER EVENTS

On December 20, 1999 Cisco Systems, Inc. ("Cisco") announced a definitive agreement to acquire the optical systems business of Pirelli S.p.A ("Pirelli") of Milan, Italy, pursuant to an Share Purchase Agreement dated as of December
20, 1999 (the "Agreement"), by and among Cisco, Pirelli and certain affiliates of Cisco and Pirelli.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

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
Exhibit No.    Description

   99.1        Press Release of Registrant, dated December 20, 1999, announcing the definitive agreement to acquire the optical systems business of Pirelli S.p.A.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CISCO SYSTEMS, INC.



Dated: December 20, 1999              By: /s/ LARRY R. CARTER
                                         -------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number         Description of Document
-------        -----------------------

   99.1 Press Release of Registrant, dated December 20, 1999, announcing the definitive agreement to acquire the optical systems business of Pirelli S.p.A.